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                                                                     EXHIBIT 21


                            LIST OF SUBSIDIARIES

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
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COMPANY                                                         JURISDICTION

Poland Communications, Inc.                                     New York
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At Entertainment Limited                                        United Kingdom
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Wizja TV Sp. Zo.o                                               Poland
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Poland Communications (Netherlands) B.V.                        Netherlands
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Sereke Holding B.V.                                             Netherlands
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@Entertainment Programming, Inc.                                Delaware
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Czestochowska TK Sp. zo.o.                                      Poland
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DTC Productions Sp. zo.o.                                       Poland
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ETV Sp. zo.o.                                                   Poland
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Gosat-Service Sp.zo.o.                                          Poland
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Ground Zero Media Sp. zo.o.                                     Poland
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Jednostki Innowacyjno-Wdrozeniowe                               Poland
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Politechniki Warzawskiej "Profile" S.A.                         Poland
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Kolor-Sat Sp. zo.o.                                             Poland
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Mazurska Telewizja Kablowa Sp. zo.o.                            Poland
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Opolskie TTT S.A.                                               Poland
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Otwocka Telewizja Kablowa Sp. zo.o.                             Poland
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Polska Telewizja Kablowa Krakow S.A.                            Poland
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Polska Telewizja Kablowa Lublin S.A.                            Poland
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Polska Telewizja Kablowa Operator Sp. zo.o.                     Poland
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Polska Telewizja Kablowa S.A.                                   Poland
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Polska Telewizja Kablowa Szczecin Sp. zo.o.                     Poland
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Polska Telewizja Kablowa Warszawa S.A.                          Poland
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Polskie Media S.A.                                              Poland
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Poltelkab Sp. zo.o.                                             Poland
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ProCable Sp. zo.o.                                              Poland
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Szczecinska Telewizja Kablowa Sp. zo.o.                         Poland
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Telkat Sp. zo.o.                                                Poland
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TV Kabel Sp. zo.o.                                              Poland
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TV-SAT Ursus Sp. zo.o.                                          Poland
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Twoj Styl Sp. zo.o.                                             Poland
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WIZJA TV Sp. zo.o.                                              Poland
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